                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20349

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
              Exchange Act of 1934 Date of Report (Date of earliest
                        event reported): February 4, 2000

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

   New Jersey                         0-19128                    22-3061189
   -------------                    ----------                 ---------------
(State or other              (Commission File Number)         (I.R.S. Employer
   jurisdiction                                              Identification No.)
of incorporation)

2701 E. Camelback Road
Suite 484
Phoenix, Arizona                                                  85016
----------------------                                           -------
(Address of principal                                           (Zip Code)
executive offices)

       Registrant's telephone number, including area code: (602) 667-0670




                                 Not Applicable
          (Former name or former address, if changed from last report)

Item 4. Changes in Registrant's Certifying Accountant.

         On January 28, 2000, the Company was notified that McGladrey & Pullen, LLP, had acquired the attest assets of the Registrant's independent auditors Toback CPAs, P.C., and that Tobacks CPAs would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

         The auditor's reports from Toback CPAs, P.C. for the Registrant's past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to engage McGladrey & Pullen, LLP will be presented for approval to the Board of Directors at their next scheduled meeting.

         During the Registrant's most recent fiscal year and the subsequent interim period preceding the change, there have been no disagreements with Toback CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Registrant has requested Toback CPAs, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         No financial statements or pro forma financial information are required to be filed as a part of this report. Toback CPAs, P.C.'s letter to the Commission has been filed as an exhibit to this report.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2000            CAPITAL GAMING INTERNATIONAL, INC.


                            By:    /s/ William S. Papazian
                            --------------------------------------------------
                            Name:  William S. Papazian
                            Title: Executive Vice President and General Counsel
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[TOBACK BUSINESS CONSULTANTS LETTERHEAD]

                                February 4, 2000

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Capital Gaming International, Inc., and on September 27, 1999 we reported on the consolidated financial statements of Capital Gaming International, Inc. and subsidiaries as of and for the year ended June 30, 1999. On January 28, 2000 we informed Capital Gaming International, Inc. that McGladrey & Pullen, L.L.P. had acquired our attest assets and we would no longer be the independent accountants of Capital Gaming International, Inc. We have read Capital Gaming International, Inc. statements included under Item 4 of its Form 8-K for February 4, 2000 and we agree with such statements.

                                TOBACK CPAs, P.C.

Phoenix, Arizona
February 4, 2000


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